Securities and Exchange Commission
                              Washington, DC 20549


                                     FORM 8





                    Amendment to Application or Report Filed

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            Lakeland Industries, Inc.
                              711-2 Koehler Avenue
                            Ronkonkoma, NY 11779-7410
                                 (631) 981-9700

          Delaware                    0-15535                   13-3115216
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission              (IRS Employer of
 incorporation)                     File Number)             Identification No.)

                                 AMENDMENT NO. 1

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report dated October 21, 2002 on Form 8-K as set forth in the pages attached hereto:

                  (List all such items, financial statements,
                   exhibits or other portions amended)

                  Item 7 - Financial Statements and Exhibits
                           ---------------------------------
                           (16) Letter re: Change in Certifying Accountant (Exhibit included)





Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            LAKELAND INDUSTRIES, INC.
                                                     (Registrant)



Date: October 25, 2002                      By:  /s/Raymond J. Smith
                                                 ----------------------------
                                                     Raymond J. Smith
                                                     President and
                                                     Chairman of the Board